SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2004

MERCURY AIR GROUP, INC.

(Exact name of Registrant as specified in Charter)

DELAWARE	001-07134	11-800515

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5456 McConnell Avenue, Los Angeles, CA 90066

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (310) 827-2737

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On December 9, 2004, Kent Rosenthal replaced Robert Schlax as the Registrant’s Chief Financial Officer. A copy of the press release issued by the Registrant announcing the replacement of the Chief Financial Officer is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The employment agreement dated May 22, 2002 between the Registrant and Robert Schlax, filed as an exhibit to the Registrant’s Current Report on Form 8-K on June 5, 2002 provided for a termination date of May 22, 2005. The Registrant is engaged in discussions with Mr. Schlax regarding the terms and conditions of a severance agreement which may be entered into subsequent to the date hereof, which agreement will be subject to review and approval by the Registrant’s Compensation Committee, as provided for in the Compensation Committee Charter.

     (c) On December 9, 2004, Kent Rosenthal was appointed by the Board of Directors as the Registrant’s Chief Financial Officer. Mr. Rosenthal, age 45, is a senior financial executive with more than twenty years experience in accounting and finance positions. Prior to joining Mercury, Mr. Rosenthal was the Vice President of Finance of Anixter Pentacon, Inc. (subsidiary of Anixter, Inc.) (“Anixter”), a leading distributor of communications and specialty wire and cable products, from October 2000 to September 2003. While at Anixter, Mr. Rosenthal’s responsibilities included finance, bank relations, strategic planning, and taxation. Prior to Anixter, from February 1988 to January 2000, Mr. Rosenthal held various financial positions at Allied Signal/Honeywell Aerospace. In his last position as director for sales and marketing, Mr. Rosenthal was responsible for, among other things, budgeting and coordination of revenue plan development. Mr. Rosenthal holds an MBA degree from the University of Nebraska at Lincoln. Mr. Rosenthal does not have any family relationships with the members of the Registrant’s Board of Directors or with the Registrant’s officers. Mr. Rosenthal will be employed on an “at will” basis at an annual salary of $185,000. After a 90-day period, the parties expect to negotiate and enter into a written employment agreement, which agreement will be subject to review and approval by the Registrant’s Compensation Committee, as provided for in the Compensation Committee Charter.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.
99.1	Press Release, dated December 10, 2004, announcing the replacement of Robert Schlax by Kent Rosenthal as the Registrant’s Chief Financial Officer.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2004	MERCURY AIR GROUP, INC.
	By:	/s/ Wayne Lovett
Wayne Lovett
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release, dated December 10, 2004, announcing the replacement of Robert Schlax by Kent Rosenthal as the Registrant’s Chief Financial Officer.